                                                                    Exhibit 10.4

                                         [***] TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                SECOND AMENDMENT

                                       TO

                        INDENTURE AND SERVICING AGREEMENT

                (Midland Receivables-Backed Notes, Series 1999-1)

            --------------------------------------------------------

                      MIDLAND RECEIVABLES 99-1 CORPORATION,
                                    as Issuer

                                       and

                        MIDLAND CREDIT MANAGEMENT, INC.,
                                   as Servicer

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                         as Trustee and Backup Servicer

                                       and

                          RADIAN ASSET ASSURANCE INC.,
                                 as Note Insurer

                                       and

                           PFL LIFE INSURANCE COMPANY,
                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA,
                    RELIANCE STANDARD LIFE INSURANCE COMPANY,
                                       and
                    NM ROTHSCHILD & SONS (AUSTRALIA) LIMITED,
                                 as Noteholders

                         Dated as of September 30, 2002
            --------------------------------------------------------

[***]   Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange
        Commission.

                                SECOND AMENDMENT
                                       TO
                        INDENTURE AND SERVICING AGREEMENT
                (Midland Receivables-Backed Notes, Series 1999-1)

     This Second  Amendment to Indenture  and Servicing  Agreement,  dated as of
September 30, 2002 (this "Second  Amendment"),  is executed by and among Midland
Receivables  99-1  Corporation,  as issuer  (the  "Issuer"),  Wells  Fargo  Bank
Minnesota,  National  Association  (formerly  known as Norwest  Bank  Minnesota,
National  Association),  as trustee (in such capacity,  the  "Trustee"),  and as backup  Servicer  (in such  capacity,  the "Backup  Servicer"),  Midland  Credit
Management,  Inc., as servicer (the  "Servicer"),  Radian Asset  Assurance  Inc.
(formerly known as Asset Guaranty Insurance Company), as note insurer (the "Note
Insurer") and PFL Life Insurance  Company,  Life Investors  Insurance Company of
America,  Reliance  Standard Life  Insurance  Company,  and NM Rothschild & Sons
(Australia)   Limited,   as  noteholders   (collectively,   the  "Noteholders").
Capitalized  terms used and not otherwise defined herein shall have the meanings assigned to such terms in the  Indenture  and  Servicing  Agreement  (as defined below).

                                    RECITALS

     WHEREAS, the Issuer, the Trustee, the Backup Servicer, the Servicer and the
Note Insurer are parties to an Indenture  and  Servicing  Agreement  dated as of
December 14, 1999 (the "Original Indenture"),  as amended by the First Amendment to Indenture and Servicing  Agreement dated as of September 22, 2000 (the "First
Amendment"  and  together  with  the  Original  Indenture,   collectively,   the
"Indenture and Servicing Agreement") relating to the Midland  Receivables-Backed
Notes, Series 1999-1;

     WHEREAS, the Issuer, the Servicer,  the Trustee,  the Backup Servicer,  the
Note  Insurer  and the  Noteholders  desire to make  certain  amendments  to the
Indenture and Servicing Agreement;

     WHEREAS,  the  Noteholders  are the only holders of the Notes issued by the
Issuer pursuant to the Indenture and Servicing Agreement on the date hereof; and

     WHEREAS,  Section 12.01 of the Indenture  and Servicing  Agreement  permits amendment of the Indenture  and Servicing  Agreement on the terms and subject to the conditions provided therein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each  party  agrees as follows  for the  benefit  of the other  parties  and the
Noteholders to the extent provided herein:

                                   ARTICLE I

                                   AMENDMENTS

SECTION 1. Amendments to Indenture and Servicing Agreement. Subject to the terms and  conditions  set forth herein,  the  Indenture  and  Servicing  Agreement is amended, as of the Amendment Effective Date, as follows:

     (a)  Each reference to "Asset Guaranty  Insurance Company" in the Indenture
          and Servicing  Agreement shall be read and construed as a reference to
          "Radian Asset Assurance Inc.".

     (b)  Each  reference to "Ernst & Young LLP" in the  Indenture and Servicing
          Agreement  shall be read and construed as a reference to "BDO Seidman,
          LLP Accountants and Consultants".

     (c)  Section 1.01 is amended as follows:

          (i)  The definition of  "Liquidity"  is deleted in its entirety.
          (ii) The definition of "Net Proceeds" is amended by:

               (A)  deleting the last sentence thereof in its entirety; and

               (B)  adding the following proviso immediately prior to the end of the first sentence thereof:

                         ";provided,  however,  that no proceeds from the sale
                         of  accounts  pursuant to Section  3.13(b),  Net Seller
                         Recoveries  or,  unless  specifically  provided  in the
                         definition of Servicing  Fee,  Capital One Net Proceeds
                         shall  be  considered  Net  Proceeds  for  purposes  of
                         computing the Servicing Fee.".

          (iii)The definition of "Permitted  Third Party" is amended by deleting the  phrase "; and  (iii)" and  replacing  it with the  following phrase:

               ",(iii) solely with respect to, and for the original term of, the
               Approved Capital One Program, Capital One and (iv)".

          (iv) The definition of "Servicing Fee" is amended by:

               (A)  deleting the phrase "or (B)" from the first sentence thereof and replacing it with the following phrase:

                        ",   (B) Capital One Net Proceeds or (C)";

               (B)  deleting the word "and" from the first sentence thereof; and

               (C)  inserting the following clause  immediately prior to the end of the first sentence thereof:

                    " and  (iii)  (A) in  respect  of any  related  time  period occurring  (1) after the  aggregate of all Combined  Capital
                    One Net Proceeds collected,  received or otherwise recovered shall  exceed the  Combined  Capital One  Initial  Specified
                    Amount and (2) before the aggregate of all Combined  Capital
                    One  Proceeds  collected,  received or  otherwise  recovered shall exceed the Combined  Capital One Subsequent  Specified
                    Amount,   [***]%  of  all  99-1  Capital  One  Net  Proceeds
                    collected,  received  or  otherwise  recovered  during  such related  time period and (B) in respect of any related  time period occurring after the aggregate of all Combined Capital
                    One  Proceeds  collected,  received or  otherwise  recovered shall exceed the Combined  Capital One Subsequent  Specified
                    Amount,   [***]%  of  all  99-1  Capital  One  Net  Proceeds
                    collected,  received  or  otherwise  recovered  during  such related time period.".

          (v)  The definition of "Third-Party Costs" is amended by inserting the following  phrase,  immediately after the phrase "Permitted Third
               Party":

                       ", other than Capital One,".

          (vi) The  following  defined  terms  are  incorporated   therein,   in
               appropriate alphabetical order:

               "'Approved  Capital One  Program'  means the program  entered and performed  by the  Servicer  and Capital  One  pursuant to and in accordance with the Capital One Balance Transfer Agreement."

               "'Capital One' means Capital One Bank, a Virginia banking corporation."

               "'Capital One Balance  Transfer  Agreement' means the Credit Card
               Balance  Transfer  Program  Agreement dated July 31, 2002 entered into between the  Servicer and Capital One,  solely in respect of the  Specified  Receivables,  substantially  in the form attached hereto as  Exhibit B,  without  giving  effect to any  amendment,
               supplement,   restatement,  waiver  or  modification  thereof  or
               thereto unless consented to by the Controlling Party."

               "'Capital One Balance Transfer Agreement  Termination Date' means
               April  30,  2003,  unless  otherwise  agreed  in  writing  by the
               Controlling Party."

               "'Capital One  Subsequent  Specified  Amount' has the meaning set forth on Exhibit C attached hereto."

               "'Capital One Up-Front  Payment Amount' has the meaning set forth on Exhibit C attached hereto."

[***]   Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange
        Commission.

               "'Combined  Capital One Initial Specified Amount' has the meaning set forth on Exhibit C attached hereto."

               "'Combined  Capital  One Net  Proceeds'  means the portion of Net
               Proceeds  collected  received or  otherwise  recovered on or with respect to a Specified  Receivable  or from or for the account of the related Obligor on such Specified  Receivable pursuant to the
               Approved Capital One Program."

               "'Fourth  Amendment to 99-A Indenture' means the Fourth Amendment to Indenture  and Servicing  Agreement  dated as of September 30,
               2002 among Midland  Funding 98-A  Corporation,  the Trustee,  the
               Backup  Servicer,  the  Servicer  and the Note  Insurer,  without giving effect to any amendment,  supplement,  restatement, waiver or  modification  thereof or thereto  unless  consented to by the
               Controlling Party."

               "'99-1  Capital  One  Net  Proceeds'  means  the  portion  of Net
               Proceeds  collected  received or  otherwise  recovered on or with respect to a Specified 99-1 Receivable or from or for the account of the related Obligor on such Specified 99-1 Receivable pursuant to the Approved Capital One Program."

               "'99-A  Receivables'  shall  have the  meaning  given to the term
               "Receivables" in the 99-A Indenture."

               "'Semi-Annual  Determination  Date'  means  the  last day of each
               December and June, commencing on December 31, 2002."

               "'Servicing Period' means the period from the Amendment Effective
               Date to the Capital One Balance  Transfer  Agreement  Termination
               Date and thereafter the following periods:

                   May 1, 2003 through October 31, 2003

                   November 1, 2003 through April 30, 2004

                   May 1, 2004 through October 31, 2004

                   November 1, 2004 through December 15, 2004."

                    "'Specified    Receivables'   means   the   Specified   99-A
                    Receivables    and   the   Specified    99-1    Receivables,
                    collectively."

                    "'Specified   99-1   Receivables'   means  the   Receivables
                    identified  by pool  identification  number and  outstanding balance on a computer tape  delivered to the Note Insurer on the date of this Second Amendment."

                    "'Specified  99-A  Receivables'  means the 99-A  Receivables identified  by pool  identification  number and  outstanding balance on a computer tape  delivered to the Note Insurer on the date of the Fourth Amendment to 99-A Indenture."

(d) Section 3.03 is amended by:

     (i)  deleting  paragraph  (b) in its  entirety  and  replacing  it with the following:

          "(b) Exercise  of  Rights  Under  the  Capital  One  Balance  Transfer
               Agreement.  The Servicer hereby  covenants to exercise its rights under the Capital One Balance  Transfer  Agreement  and take such other action in connection with the Approved  Capital One Program
               and  the  Receivables   subject  thereto  as  may  be  reasonably
               requested  by the Trustee or as the  Servicer  itself  reasonably determines may be  appropriate or desirable,  taking into account the  associated  costs,  to maximize  the  collection  of amounts payable in respect of the Specified  Receivables  thereunder  and otherwise  protect the rights and  interests of the  Noteholders, the Note Insurer and the Trustee in the Specified  Receivables.";
               and

     (ii) adding the following  paragraphs (c), (d) and (e),  immediately  after
          Section 3.03(b):

          "(c) Receivables   Subject  to  the  Capital   One  Balance   Transfer
               Agreement.  No Receivables  other than the Specified  Receivables shall be or become  subject to the Capital  One Balance  Transfer
               Agreement  without the prior written  consent of the  Controlling
               Party.

          (d)  Proceeds in Respect of Specified 99-1  Receivables.  All proceeds collected, received or recovered in respect of any Specified 99-1
               Receivable and all other amounts received pursuant to the Capital
               One Balance Transfer  Agreement shall be remitted by the Servicer to  the  Collection  Account  on  the  Business  Day  immediately following the collection,  receipt or recovery by the Servicer of such proceeds and/or other amounts.

          (e)  Bookkeeping   and   Reporting  in  Respect  of   Specified   99-1
               Receivables.

               (i)  The  Servicer  shall  maintain  such  accurate  and complete books,  accounts and records as shall  enable the  Servicer, the  Trustee  and  the  Note  Insurer  to (A)  identify  and segregate the Specified 99-1  Receivables  and all proceeds, collections and recoveries in respect thereof from any other
                    receivables  or  proceeds,   collections  or  recoveries  in
                    respect  of other  receivables  and from any  assets  of the
                    Servicer and (B) otherwise comply with this Second Amendment and the Indenture and Servicing Agreement.

               (ii) On or before  11:00  a.m.  New  York,  New York time on each
                    Tuesday commencing  November 19, 2002 during the term of the
                    Capital One Balance Transfer  Agreement,  the Servicer shall deliver  to the  Trustee  and to the Note  Insurer  a weekly report in respect of the immediately preceding week executed by a Responsible  Officer of the Servicer  substantially  in the form  attached  hereto as Exhibit  3.03(e) (the "Capital
                    One Weekly Servicing Report").

               (iii)The  Servicer  shall  deliver  to the Note  Insurer  and the
                    Trustee,  promptly after having obtained  knowledge thereof, but in no event later than two (2) Business Days thereafter, an Officer's Certificate specifying the nature and status of any  default,  breach,  or  other  occurrence  under  or  in connection with the Capital One Balance  Transfer  Agreement which  could  reasonably  be  expected  to  have a  material adverse  effect  on the  rights  or  interests  of the  Note
                    Insurer, any Noteholder or the Trustee.

               (iv) The Servicer shall deliver to the Note Insurer within thirty
                    (30) days after the Capital One Balance  Transfer  Agreement
                    Termination  Date,  a  computer  tape  identifying  by  pool identification  number and outstanding balance the Specified
                    99-1  Receivables  which remain subject to the Indenture and
                    Servicing Agreement.".

(e)      Exhibit 3.03(e) attached hereto is hereby attached to and made a part of the Indenture and Servicing Agreement.

(f)      Section 3.08 is amended by inserting the following phrase in the second sentence thereof, immediately after the existing phrase "each subsequent reporting period is each subsequent calendar quarter thereafter":

                  ", through December 31, 2001, and thereafter the reporting period shall be each subsequent six-month period".

(g)      Section 3.09 is amended by (i) deleting the heading of such section in its entirety and replacing it with the following: "Semi-Annual
         Servicer's Compliance Report", and (ii) deleting the phrase "within thirty days after the end of each calendar quarter of each year, beginning with the calendar quarter ending in March 31, 2000, or more or less frequently pursuant to the written direction of the Note
         Insurer, but in no event more frequently than monthly, a report concerning the activities of the Servicer during the preceding calendar quarter" from the first sentence thereof and replacing it with the following:

                  "on the dates set forth in the table below, or more or less frequently pursuant to the written direction of the Note
                  Insurer, but in no event more frequently than monthly, a
                  report concerning the activities of the Servicer during the period set forth in the table below:

         Reporting Date                 Reporting Period

         September 30, 2002             January 1, 2002 through June 30, 2002

         March 31, 2003                 July 1, 2002 through December 31, 2002

         September 30, 2003             January 1, 2003 through June 30, 2003

         March 31, 2004                 July 1, 2003 through December 31, 2003

         September 30, 2004             January 1, 2004 through June 30, 2004

         March 31, 2005                 July 1, 2004 through December 15, 2004".

(h)  Section 3.13(b) is amended by:

     (i)  deleting the reference to "Exhibit  3.13(b)" from the second  sentence thereof and replacing it with a reference to "Exhibit 3.13(b)(i)"; and

     (ii) adding the following sentence,  immediately prior to the last sentence thereof:

          "The  Servicer  shall deliver to the  Controlling  Party no later than five (5) Business  Days  following the date of such sale, an Officer's
          Certificate in the form of Exhibit 3.13(b)(ii).".

(i) Exhibit 3.13(b) is amended by:

     (i)  deleting the heading thereto in its entirety and replacing it with the heading "Exhibit 3.13(b)(i)"; and

     (ii) adding the following paragraph, immediately after paragraph 8:

          "9. Attached as Exhibit E hereto is a revised pay-off forecast for the
          Notes  (calculated  assuming the sale of the Sale  Receivables  at the price and on the date stated herein).".

(j)      Exhibit 3.13(b)(ii) attached to this Second Amendment is hereby attached to and made a part of the Indenture and Servicing Agreement.

(k)      Section 3.13 is amended by adding the following paragraph (c)
         immediately after Section 3.13(b):

     "(c) The  Servicer may purchase  Receivables  in arm's length  transactions pursuant  to a sale  agreement  in the  form  attached  hereto  as  Exhibit
     3.13(c)(i)  and solely for the purpose of  facilitating  a  contemporaneous sale of such  Receivables  that complies with the  requirements  of Section
     8.07(c)  and the  first  and  last  sentences  of  Section  3.13(b)  of the
     Indenture  and  Servicing  Agreement,  upon  receipt  of the prior  written consent from the Controlling Party; provided,  that in respect of each such sale of Receivables to the Servicer (each such sale, a "Specified Sale" and the  Receivables  sold pursuant to a Specified  Sale, the  "Specified  Sale
     Receivables")  the Servicer  shall sell all of the related  Specified  Sale
     Receivables (i) within one (1) Business Day of such Specified Sale, (ii) in compliance with the  requirements of Section 8.07(c) and the first and last sentences  of  Section  3.13(b) of the  Indenture,  and (iii) for an amount equal to that which the Servicer paid for such Specified Sale  Receivables.
     The Servicer shall deliver to the Controlling  Party no later than five (5)
     Business  Days  preceding  the date of such  proposed  Specified  Sale,  an
     Officer's  Certificate in the form of Exhibit 3.13(c)(ii).  The Controlling
     Party  shall  within  five (5)  Business  Days of receipt of the  foregoing notice advise the Servicer and the Trustee of its consent or withholding of consent to the proposed  Specified  Sale. The Servicer shall deliver to the
     Controlling  Party no later than five (5) Business Days  following the date of such  Specified  Sale, an Officer's  Certificate  in the form of Exhibit
     3.13(c)(iii).   The  Net  Proceeds  of  all  Specified  Sales  must  be  in immediately available funds.".

(l)  Exhibits 3.13(c)(i),  3.13(c)(ii) and 3.13(c)(iii)  attached to this Second
     Amendment  are  hereby  attached  to and made a part of the  Indenture  and
     Servicing Agreement.

(m)  Section 4.03(b) is deleted in its entirely and replaced with the following:

     "(b) The following  deposits shall be made to the Note Payment Account,  as applicable:  (i) the Issuer shall remit the Redemption  Amount  pursuant to
     Section  11.02,  (ii) the Note  Insurer  shall remit any  required  payment pursuant to the Policy and (iv) the Trustee  shall  transfer all  Available
     Funds  from the  Collection  Account  to the Note  Payment  Account  on the
     Business Day prior to each Payment Date.".

(n)  Section  4.04(b)(x)(E)  is  amended  by  inserting  the  following  phrase, immediately after to the phrase "to the Issuer":

     ", unless otherwise provided under Section 12.12".

(o)  Section   4.05(b)(y)  is  amended  by  inserting   the  following   phrase,
     immediately  after the phrase  "released  from the lien of the Trust Estate and paid to the Issuer":

     ", unless otherwise provided under Section 12.12".

(p) Section 4.05(d) is deleted in its entirety and replaced with the following paragraph:

     "(d) In addition to the  remittances  by the Trustee on each  Payment  Date from the Reserve Account  described in Section  4.05(b) above,  the Trustee shall, on each Payment Date,  withdraw from the Reserve Account,  and remit to the Noteholders,  pro-rata, based on their respective Note Balances, the amount by which the amount on deposit in the  Reserve  Account  exceeds the
     Required  Reserve Amount (after giving effect to (i) all amounts  deposited in the Reserve  Account  from other  sources on or before such Payment Date and (ii) all distributions  otherwise  required to be made from the Reserve
     Accounts or the Note Payment  Account on such  Payment  Date in  accordance herewith),  which remittance shall be applied, ratably, in reduction of the then outstanding Note Balance.".

(q) Section 4.06(a) is deleted in its entirety and replaced with the following paragraph:

     "(a) Pursuant to Section 4.01, the Trustee shall establish and maintain the
     Note Payment Account which shall be an Eligible Account, for the benefit of the  Noteholders  and the Note Insurer.  The Note Payment  Account shall be funded to the extent that (x) the Issuer shall remit the Redemption  Amount pursuant to Section  11.02,  (y) the Note Insurer  shall remit any required payment  pursuant  to the  Policy,  or (z)  the  Trustee  shall  remit  the
     Available Funds from the Collection Account pursuant to Section 4.03.

(r)  Section  8.07(b) is deleted in its entirety and replaced with the following paragraph:

     "(b) Outside Parties.  The Servicer will not engage any outside parties for the collection or servicing of Receivables (including,  without limitation, any  activities in respect of  Receivables  of the nature  described in the
     Capital One Balance Transfer Agreement) on any basis except Permitted Third
     Parties.".

(s)  Section 9.01(a) is amended by inserting the following  phrase,  immediately after the phrase "the Monthly  Servicer  Report for the related  Collection
     Period":

     ", the weekly Capital One Servicing  Report for the  immediately  preceding week or the  Semi-Annual  Servicer's  Compliance  Report  for  the  related
     Reporting Period".

(t)  Section  9.01(f) is amended by deleting the phrase "the amount set forth on
     Exhibit 9.01(f) attached hereto for the applicable period" and replacing it with "$5,000,000."

(u)  Exhibit 9.01(f) is deleted in its entirety.

(v)  Section  9.01(h) is deleted in its entirety and replaced with the following paragraph:

     "(h) as of (i) any  Semi-Annual  Determination  Date,  commencing  with the
     December  31, 2002  Semi-Annual  Determination  Date or (ii) the  Scheduled
     Termination  Date, the Note Balance is greater than the amount specified in
     Exhibit 9.01(h) for such date; or".

(w)  Exhibit  9.01(h) is deleted  in its  entirety  and  replaced  with  Exhibit
     9.01(h) attached to this Second Amendment.

(x)  Section 9.01(m) is deleted in its entirety.

(y)  Section 9.01 is amended by:

     (i)  adding the following paragraph (o), immediately after Section 9.01(n):

          "(q) the  Servicer  shall fail to duly  observe or perform  any of its covenants,  obligations  or  agreements  set forth in the  Capital One
          Balance  Transfer  Agreement  and such  failure  could  reasonably  be expected to have a material  adverse effect on the rights or interests of the Note Insurer, the Noteholders, the Trustee or the Trust Estate;
          or", and

     (ii) adding the following paragraph (p), immediately after Section 9.01(o):

          "(r)  the  Servicer   shall  agree  to  any   amendment,   supplement,
          restatement,  waiver  or  modification  of  the  Capital  One  Balance
          Transfer   Agreement   without  the  prior  written   consent  of  the
          Controlling   Party   (which   consent   shall  not  be   unreasonably
          withheld).".

(z)  Section 9.02(a) is amended by:

     (i)  deleting clause (ii) of the first sentence thereof in its entirety and replacing it with the following clause:

          "(ii) the last day of each Servicing  Period,  unless the Servicer has been appointed by the  Controlling  Party, on or prior to the 30th day immediately  preceding the last day of such Servicing Period,  for the next succeeding Servicing Period.";

     (ii) deleting  the phrase "If the  Controlling  Party does not  appoint the
          Servicer  to a  successive  Collection  Period by the first day of the immediately  preceding Collection Period, at the end of the Collection
          Period through which the Servicer has previously been appointed," from the third  sentence  thereof in its entirety and replacing it with the following phrase:

          "If  the  Controlling  Party  does  not  appoint  the  Servicer  to  a successive Servicing Period by the 30th day immediately  preceding the last day of the existing Servicing Period, at the end of the Servicing
          Period through which the Servicer has previously been appointed,"; and

     (iii)deleting  the phrase "On or after the receipt by the  Servicer of such written  notice," from the fifth sentence  thereof in its entirety and replacing it with the following phrase:

          "On or  after  the  receipt  by the  Servicer  of  written  notice  of termination,  or, if earlier,  upon the automatic  termination  of the rights and obligations of the Servicer in accordance with the terms of this Section,".

(aa) Section  9.02(b) is amended by deleting  the phrase "or if the  Controlling
     Party does not appoint the Servicer to a successive quarterly term," in its entirety and replacing it with the following phrase:

          "or,  if earlier,  upon the  automatic  termination  of the rights and obligations of the Servicer in accordance  with the terms of paragraph
          (a) above,".

(bb) Section 9.02 is amended by:

     (i)  adding the following paragraph (c), immediately after Section 9.02(d):

          "(c) Promptly  upon the  occurrence of an Event of Default or Servicer
          Default or, if earlier,  upon the automatic  termination of the rights and  obligations  of the  Servicer  in  accordance  with the  terms of paragraph (a) above,  the Servicer  shall deliver all material,  data, back-up files, software,  licenses, and all other information relating to the  Receivables,  in  its  control,  which  may  be  necessary  or convenient for the collection of the Receivables by a party other than
          Midland Credit Management, Inc. to the Back-up Servicer, the Successor
          Servicer or the Note Insurer,  as the Controlling  Party may direct in writing to the Servicer."; and

     (ii) adding the following paragraph (d), immediately after Section 9.02(c):

          "(d) In addition to the  remedial  provisions  set forth in clause (a)
          above,  and not by way of  limitation  of any remedies to which any of the Trustee, the Note Insurer or the Noteholders are entitled upon the occurrence of a Servicer Default, the Servicer acknowledges and agrees that,  upon the occurrence of a Servicer  Default  pursuant to Section
          9.01(h),  the  Servicing  Fee shall  automatically  be reduced for the
          Servicing Period  immediately  following the date of the occurrence of such Servicer  Default (i) in respect of Net Proceeds,  from [***]% to
          [***]% and (ii) in  respect of 99-1  Capital  One Net  Proceeds,  from
          [***]% to [***]% and [***]% to [***]%, as applicable; provided that no such  reduction in Servicing Fee incurred by a Servicer shall apply to its Successor Servicer.".

     (iii)adding  the  following   paragraph  (e),   immediately  after  Section
          9.02(d):

          "(e)  Notwithstanding  any termination of Midland as Servicer prior to the  Capital One  Balance  Transfer  Agreement  Termination  Date,  if
          Capital One shall not consent to the  replacement of Midland under, or the early termination of, the Capital One Balance Transfer  Agreement,
          Midland (i) may  continue to act as Servicer  solely in respect of the
          Specified  99-1  Receivables  and  to  receive  that  portion  of  the
          Servicing Fee related solely to such Specified  99-1  Receivables  and
          (ii) shall remain bound by the terms and  provisions  of the Indenture and Servicing  Agreement,  in its individual capacity and as Servicer, until the Capital One Balance  Transfer  Agreement  Termination  Date;
          provided,  that Midland  agrees that if it is  terminated  as Servicer following a Servicer Default or if its rights and

[***] Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          obligations  as Servicer are  automatically  terminated  in accordance with Section  9.02(a),  it shall cooperate in any  negotiations of the
          Trustee  and/or  the  Controlling  Party  with  Capital  One  for  the replacement of Midland under, or the early termination of, the Capital
          One Balance Transfer Agreement.

(cc) Section  9.03 is amended by inserting  the  following  phrase,  immediately after the phrase "On and after the time the  Servicer  receives a notice of termination pursuant to Section 9.02 or tenders its resignation pursuant to
     Section 8.05,":

     "or,  if  earlier,  upon  the  automatic  termination  of  the  rights  and obligations  of the  Servicer  in  accordance  with the  terms  of  Section
     9.02(a),".

(dd) Section 9.08 is amended by adding the following paragraph (k),  immediately after Section 9.08(j):

     "(k) the Capital One Up-Front  Payment Amount shall not have been deposited in the Collection  Account within two (2) Business Days of the execution of this Second Amendment.

(ee) Article XI is amended by adding the following  Section  11.04,  immediately after Section 11.03:

     "Section 11.04  Surrendering of Notes.  Each Noteholder shall surrender its
     Note within  fourteen  (14) days after  receipt of the final payment due in connection  therewith.  Each  Noteholder,  by its  acceptance  of the final payment with respect to its Note, will be deemed to have  relinquished  any further right to receive  payments under this Agreement and any interest in the Trust Estate.  Each  Noteholder  shall  indemnify and hold harmless the
     Issuer,  the Trustee,  the Note Insurer and any other Person against whom a claim is asserted in connection  with such  Noteholder's  failure to tender the Note to the Trustees for cancellation.";

(ff) Exhibit A is deleted in its entirety  and replaced  with Exhibit A attached hereto.

(gg) Exhibit B attached to this Second  Amendment is hereby attached to and made a part of the Indenture and Servicing Agreement.

(hh) Exhibit C attached to this Second  Amendment is hereby attached to and made a part of the Indenture and Servicing Agreement.

                                   ARTICLE II

                                  MISCELLANEOUS

SECTION 1. Effectiveness of Second Amendment;  Conditions Precedent. This Second
Amendment  shall  become  effective  upon  the  satisfaction  of  the  following conditions precedent (such date, the "Amendment Effective Date"):

     (a)  each of the parties to this Second Amendment shall have received fully executed counterparts of this Second Amendment;

     (b)  the Trustee  and the  Controlling  Party  shall have  received a fully executed  copy of (i) the Capital One Balance  Transfer  Agreement and
          (ii) each of the other documents,  instruments and agreements  entered into in connection  with the Capital One Balance  Transfer  Agreement, which  agreements  shall be in form and substance  satisfactory to the
          Controlling Party;

     (c)  the Trustee shall have furnished written notification of the substance of this Second Amendment to the Rating Agency and the Placement Agent;
          and

     (d)  other than the Events of Default and Servicer Defaults waived pursuant to the Eighth  Waiver to Indenture and  Servicing  Agreement  dated of even  date  herewith  among the  Trustee,  the  Servicer  and the Note
          Insurer,  no event or condition shall have occurred and be continuing, or would result from the  execution,  delivery or  performance of this
          Second  Amendment,  that  would  constitute  an Event of  Default or a
          Servicer Default,  and the Trustee,  the Controlling Party and each of the  Noteholders  shall have received a  certificate  of an authorized officer of the Servicer to such effect.

SECTION 2. Appointment. Midland is appointed as Servicer for the term commencing on the  Effective  Date  and  extending  to the  Capital  One  Balance  Transfer
Agreement Termination Date.

SECTION 3. Amendment. This Second Amendment shall
only be amended in accordance with the provisions of Section 12.01 of the
Indenture and Servicing Agreement.

SECTION 4. Reference to and Effect on Agreement.

     (a)  Upon the Amendment Effective Date:

          (i)  each reference in the Indenture and Servicing  Agreement to "this
               Agreement",  "hereunder",  "hereof" or words of like import shall mean and be a reference to the Indenture and Servicing Agreement, as amended hereby; and

          (ii) each  reference to the Indenture  and Servicing  Agreement in the
               other   Transaction   Documents  and  in  any  other   documents,
               instruments   and  agreements   executed   and/or   delivered  in
               connection  therewith,  shall  mean  and  be a  reference  to the
               Indenture and Servicing Agreement as amended hereby.

     (b)  Except as expressly  amended  hereby,  the terms and conditions of the
          Indenture and  Servicing  Agreement,  of all of the other  Transaction
          Documents and of any other document,  instrument or agreement executed in connection  herewith or  therewith,  shall remain in full force and effect and are hereby ratified and confirmed.

     (c)  The execution,  delivery and  effectiveness  of this Second  Amendment shall not operate as a waiver of any right,  power or remedy of any of the parties hereto under the Indenture and Servicing  Agreement or any other  Transaction  Document  or any  other  document,  instrument  or agreement executed in connection herewith or therewith.

SECTION 5. GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS SECOND  AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK
AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES  UNDER THIS  SECOND
AMENDMENT  SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS,  INCLUDING  SECTION
5-1401 OF THE GENERAL  OBLIGATION LAW OF NEW YORK, BUT OTHERWISE  WITHOUT REGARD
TO CONFLICT OF LAWS PROVISIONS.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH
OF THE PARTIES  HERETO WAIVES ANY RIGHT TO HAVE A JURY  PARTICIPATE IN RESOLVING
ANY DISPUTE,  WHETHER  SOUNDING IN  CONTRACT,  TORT,  OR  OTHERWISE  BETWEEN THE
PARTIES HERETO ARISING OUT OF, CONNECTED WITH,  RELATED TO, OR INCIDENTAL TO THE
RELATIONSHIP  BETWEEN  ANY OF THEM IN  CONNECTION  WITH  THIS  AGREEMENT  OR THE
TRANSACTIONS  CONTEMPLATED  HEREBY.  INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT
WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

SECTION 6. Severability of Provisions;  Counterparts.  If any one or more of the covenants, agreements, provisions or terms of this Second Amendment shall be for any reason  whatsoever held invalid or unenforceable in any  jurisdiction,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the  remaining  covenants,  agreements,  provisions  or  terms  of  this  Second
Amendment and shall in no way affect the validity or enforceability of the other provisions  of  this  Second  Amendment  or  the  Notes,  or the  rights  of the
Noteholders.  This Second Amendment may be executed simultaneously in any number of  counterparts,  each of which shall be deemed to be an  original,  and all of which shall constitute but one and the same instrument.

SECTION 7. Note Insurer.  This Second  Amendment is not evidence of any position by the Note  Insurer,  affirmative  or  negative,  as to  whether  action by the
Noteholders,  or any other  party,  is required in addition to the  execution of this Second Amendment by the Note Insurer. No representation is made by the Note
Insurer as to the necessity for or the satisfaction of any additional  action or condition under the Indenture with respect to the amendment thereof. This Second
Amendment  does not modify the  obligations of the Note Insurer under the Policy as set forth therein.

SECTION 8. Representations, Warranties and Covenants. Each of the Issuer and the
Servicer hereby:

     (a)  reaffirms all covenants,  representations and warranties made by it in the Indenture and Servicing Agreement;

     (b)  agrees that all such covenants,  representations  and warranties shall be deemed to have been remade as of the date of this Second Amendment;
          and

     (c)  represents  and warrants that this Second  Amendment  constitutes  its legal,  valid  and  binding  obligation,  enforceable  against  it  in accordance with its terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                [Second Amendment to Indenture - Signature Page]

     IN WITNESS  WHEREOF,  the parties  have caused this Second  Amendment to be duly  executed by their  respective  officers as of the day and year first above written.

                                           MIDLAND RECEIVABLES 99-1 CORPORATION,
                                           as Issuer

                                           By:____/s/ Carl C. Gregory, III_____
                                           Name:  Carl C. Gregory, III
                                           Title:    President

                                           MIDLAND CREDIT MANAGEMENT, INC.,
                                           as Servicer

                                           By:____/s/ Carl C. Gregory, III_____
                                           Name:  Carl C. Gregory, III
                                           Title:    President & CEO

                                           WELLS FARGO BANK MINNESOTA, not in
                                           its individual capacity, but solely
                                           as Trustee and as Backup Servicer

                                           By:___/s/ Timothy Matyi______________
                                           Name:  Timothy Matyi
                                           Title:    Assistant Vice President

                                           RADIAN ASSET ASSURANCE INC.,
                                           as Note Insurer

                                           By:____/s/ Annemarie Brostek ________
                                           Name: Annemarie Brostek
                                           Title: VP, Risk Management

                                           NM ROTHSCHILD & SONS (AUSTRALIA)
                                           LIMITED, as a Noteholder

                                           By:__________________________________
                                           Name:
                                           Title:

                                           PFL LIFE INSURANCE COMPANY, as a
                                           Noteholder

                                           By:_____/s/ Greg Podhajsky___________
                                           Name:  Greg A. Podhajsky
                                           Title:    Vice President

                                           LIFE INVESTORS INSURANCE COMPANY OF
                                           AMERICA, as a Noteholder

                                           By:_____/s/ Greg Podhajsky___________
                                           Name:  Greg A. Podhajsky
                                           Title:    Vice President

                                           RELIANCE STANDARD LIFE INSURANCE
                                           COMPANY, as a Noteholder

                                           By:__________________________________
                                           Name:
                                           Title: